Concessions payable - Additional Information (Detail) R$ in Thousands	12 Months Ended
Dec. 31, 2019 BRL (R$)
Disclosure of Concessions Payable And Judicial Deposits [line items]
Description of lease agreement	In April 2005, the injunction was granted, suspending the payment of the installments for 90 days, determining the realization of expertise. In July 2005, the suspension of the liability was extended for another 90 days. In September 2005, the injunction was revoked by the Regional Federal Court of Rio de Janeiro. In January 2006, a request was made to suspend the payment of installments, by means of a deposit. The amount related to the lease installments had been deposited in court until October 2007, when the Company obtained judicial authorization to replace the judicial deposits by bank guarantee letter. In October 2015, a decision was rendered that partially upheld the lawsuit recognizing the occurrence of economic and financial imbalance in the contracts, allowing the Company to offset part of the amounts claimed against the presented debt. As an appeal, the right to offset expenses with internal personnel was included and the correction of the amounts due by the IPCA-E was determined. Appeals are awaited by the Superior Courts. Nevertheless, the Company understands that any amount discussed in the process is liable to offset, due to the provision contained in clauses 7 and 10 of the Bidding Notice.<table border="0" style="width:100%; table-layout:fixed;" cellspacing="0" cellpadding="0"><tr><td></td></tr></table>
Comgas [member]
Disclosure of Concessions Payable And Judicial Deposits [line items]
Financial commitment estimated present value	R$ 18,736,022